UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under §240.14a-12

Magnum Hunter Resources Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

An updated form of proxy is being filed to reflect the final text of the proxy cards that Magnum Hunter Resources Corporation will mail to its shareholders.

MAGNUM HUNTER RESOURCES CORPORATION 777 POST OAK BLVD SUITE 910 HOUSTON, TX 77056
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M27144-P01621	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MAGNUM HUNTER RESOURCES CORPORATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF PROPOSALS I, II, III, IV, V, AND VI.

	For All	Withhold All	For All Except
2. Proposal II. Election of the following director nominees:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Class I with terms ending in 2011:

01) Wayne P. Hall
02) Brad Bynum
03) J. Raleigh Bailes, Sr.

Class II with terms ending in 2012 or 2011 if Proposal I is not approved:

04) Ronald D. Ormand
05) Steven A. Pfeifer
06) Jeff Swanson

Class III with terms ending in 2013 or 2011 if Proposal I is not approved:

07) Gary C. Evans
08) Gary L. Hall
09) Joe L. McClaugherty

	For	Against	Abstain
1. Proposal I. To approve an amendment to the Company's Bylaws for purposes of establishing a classified board of directors with fixed terms, whereby one-third of directors are elected annually.	☐	☐	☐
3. Proposal III. To approve an amendment to the Company's Certificate of Incorporation that will increase the Company's authorized number of shares of Common Stock to One Hundred Fifty Million (150,000,000).	☐	☐	☐
4. Proposal IV. To approve an amendment to the Company's Certificate of Incorporation that will increase the Company's authorized number of shares of Preferred Stock to Fifty Million (50,000,000).	☐	☐	☐
5. Proposal V. To approve Magnum Hunter Resources Corporation's Stock Incentive Plan, which is an amendment and restatement of the Company's 2006 Stock Incentive Plan.	☐	☐	☐
6. Proposal VI. To ratify the appointment of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

NOTE: To transact any and all other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.magnumhunterresources.com or
www.proxyvote.com.

M27145-P01621

ANNUAL MEETING OF STOCKHOLDERS OF
MAGNUM HUNTER RESOURCES CORPORATION
October 27, 2010

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Gary C. Evans and Ronald D. Ormand and each of them as proxy, with full power of substitution, to vote all shares of Common Stock of the undersigned in Magnum Hunter Resources Corporation at the annual meeting of stockholders to be held on October 27, 2010, at 3:00 p.m., local time, at The Omni Hotels & Resorts, Colonnade Ball Room, Four Riverway, Houston, Texas 77056, and at any and all adjournments or postponements thereof, upon the matters designated on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the annual meeting and any adjournments or postponements thereof. The undersigned hereby revokes any previously submitted proxy by the undersigned for the matters to be voted on at the annual meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED COMMON STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL I, PROPOSAL III, PROPOSAL IV, PROPOSAL V, AND PROPOSAL VI AND “FOR” ALL OF THE DIRECTOR NOMINEES IN PROPOSAL II.

If registrations of your shares are not identical, you may receive more than one set of proxy materials. You may also receive an additional proxy card if you are also a registered holder of our Preferred Stock. Please complete and return all proxy cards you receive. If you wish to vote or direct a vote on all matters as the Board of Directors recommends, please sign, date and return this proxy card. If you wish to vote on items individually, please also mark the appropriate boxes on the back of this proxy card.

Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued, and to be marked, dated and signed, on the reverse side)

MAGNUM HUNTER RESOURCES CORPORATION 777 POST OAK BLVD SUITE 910 HOUSTON, TX 77056
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M27144-P01621	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MAGNUM HUNTER RESOURCES CORPORATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL IV.

		For	Against	Abstain
4.	Proposal IV. To approve an amendment to the Company's Certificate of Incorporation that will increase the Company's authorized number of shares of Preferred Stock to Fifty Million (50,000,000).	☐	☐	☐

NOTE: To transact any and all other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.magnumhunterresources.com or
www.proxyvote.com.

M27145-P01621

ANNUAL MEETING OF STOCKHOLDERS OF
MAGNUM HUNTER RESOURCES CORPORATION
October 27, 2010

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Gary C. Evans and Ronald D. Ormand and each of them as proxy, with full power of substitution, to vote all shares of Preferred Stock of the undersigned in Magnum Hunter Resources Corporation at the annual meeting of stockholders to be held on October 27, 2010, at 3:00 p.m., local time, at The Omni Hotels & Resorts, Colonnade Ball Room, Four Riverway, Houston, Texas 77056, and at any and all adjournments or postponements thereof, upon the matter designated on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the annual meeting and any adjournments or postponements thereof. The undersigned hereby revokes any previously submitted proxy by the undersigned for the matters to be voted on at the annual meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PREFERRED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL IV.

If registrations of your shares are not identical, you may receive more than one set of proxy materials. You may also receive an additional proxy card if you are also a registered holder of our Common Stock. Please complete and return all proxy cards you receive. If you wish to vote or direct a vote on Proposal IV as the Board of Directors recommends, please sign, date and return this proxy card. If you wish to vote on Proposal IV individually, please also mark the appropriate boxes on the back of this proxy card.

Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued, and to be marked, dated and signed, on the reverse side)